EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated March 30, 2007 (this “Assignment”), is entered into among GMAC Mortgage, LLC, f/k/a GMAC Mortgage Corporation, as interim servicer (the “Interim Servicer”), Saxon Mortgage Services, Inc., a Texas corporation (the “Servicer”), Morgan Stanley Mortgage Capital Inc. (“MSMCI”) and LaSalle Bank National Association (“LaSalle”), as trustee (in such capacity, the “Trustee”), and acknowledged by Morgan Stanley Mortgage Loan Trust 2007-4SL (the “Trust”), Morgan Stanley Capital I Inc. (the “Depositor”).

WHEREAS, the Trust is the owner of various mortgage loans, including the mortgage loans identified on Schedule I hereto (the “Specified Mortgage Loans”);

WHEREAS, the Interim Servicer and the Owner are parties to the Servicing Agreement dated as of February 1, 2007, as amended by that certain Assignment, Assumption and Recognition Agreement dated as of February 1, 2007, by and among MSMCI, the Interim Servicer and the Trustee, and acknowledged by the Depositor (as further amended, supplemented or otherwise modified from time to time, the “Servicing Agreement”), pursuant to which the Interim Servicer has agreed to service the Specified Mortgage Loans on behalf of the Trust; and

WHEREAS, the Owner has opted to exercise its right to transfer servicing pursuant to Section 2.08(b) and 10.01 of the Servicing Agreement and accordingly has designated the Servicer as “Successor Servicer” under the Servicing Agreement, and the Servicer has accepted such appointment, pursuant to a letter agreement dated as of the date hereof;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

1.	Assignment and Assumption

The Interim Servicer hereby transfers, assigns and delegates all rights and obligations of the Interim Servicer under the Servicing Agreement to the Servicer and the Servicer hereby accepts such transfer, assignment and delegation from the Interim Servicer and assumes all such obligations. The Servicer agrees to service the Specified Mortgage Loans on behalf of the Trust pursuant to the terms of the Servicing Agreement, as further modified herein. The “Servicing Transfer Date” for purposes of the Servicing Agreement shall be the date hereof.

Each of MSMCI, the Depositor, the Trust and the Trustee hereby acknowledge the foregoing assignment and assumption.

2.	Recognition of Trustee

It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle, not individually or personally but solely on behalf of the Trust, as assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the trust agreement dated as of February 1, 2007 between the Depositor and LaSalle, as trustee and auction administrator (the “Trust Agreement”), (ii) each of the representations, undertakings and agreements herein made on the part of the Trust as assignee is made and intended not as personal representations, undertakings and agreements by LaSalle, but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Trust as assignee shall be had solely to the assets of the Trust.

3.	Representations and Warranties

(a) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(b) Each of the Interim Servicer and the Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c) The Servicer hereby warrants and represents to, and covenants with, MSMCI, the Trustee, the Trust and the Interim Servicer that each of the representations and warranties set forth in Section 6.01 of the Servicing Agreement, as further modified herein, are true and correct with respect to the Servicer as of the date hereof.

4. Distributions and Reports

(a) The Trustee, as “Owner” under the Servicing Agreement, hereby directs the Servicer to make all distributions under the Servicing Agreement to it by wire transfer of immediately available funds to:

LaSalle Bank National Association
ABA Number: 071 000 505
LaSalle CHGO/CTR/BNF:/LaSalle Trust
Account number: 724523.1

(b) The Trustee, as “Owner” under the Servicing Agreement, hereby directs the Servicer to deliver all reports required to be delivered under the Servicing Agreement to it at the following address:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Client Manager, MSM 2007-4SL
Telecopier: (312) 904-1368

5.	Amendments to Servicing Agreement.

(a) The second sentence of Section 2.08(b) of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to Section 10.01, in connection with any such transfer, the terms of this Agreement shall no longer govern the servicing of such Mortgage Loans from and after the Servicing Transfer Date and Section 9.02 shall apply to any such transfer.”

(b) The first sentence of Section 6.01(e) of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“The Servicer is an approved servicer for Fannie Mae/Freddie Mac.”

6.	Waiver

The Servicer hereby waives the notice requirements of Sections 9.02 and 9.03 of the Servicing Agreement.

7.	Notices

The Servicer’s address for purposes of all notices and correspondence related to the Mortgage Loans, the Servicing Agreement and this Assignment is:

Saxon Mortgage Services, Inc.
4708 Mercantile Drive
Fort Worth, Texas 76137
Attention: President

8.	Certain Matters Regarding the Trustee

Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment by the Trustee is solely in its capacity as trustee for Morgan Stanley Mortgage Loan Trust 2007-4SL and not individually, and any recourse against the Trustee in respect of any obligations it may have under or pursuant to the terms of this Assignment (if any) shall be limited solely to the assets it may hold as trustee for Morgan Stanley Mortgage Loan Trust 2007-4SL.

9.	Continuing Effect

Except as contemplated by this Assignment, the Servicing Agreement shall remain in full force and effect in accordance with its terms as modified by this Assignment.

10.	Governing Law

THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11.	Execution in Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. A facsimile counterparty shall be effective as an original.

12.	Definitions

Any capitalized term used but not defined in this Assignment has the meaning provided in the Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

GMAC MORTGAGE, LLC	SAXON MORTGAGE SERVICES, INC.
______/s/ Wesley B Howland__________	________/s/ Brandon Moore__________
By: __Wesley B Howland___________	By: _Brandon Moore______________
Its:__Vice President_______________	Its: ___SVP_____________________
Taxpayer Identification Number: 23-1694840	Taxpayer Identification Number: 75-1071561

LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE
____/s/ Susan L Feld________________
By: ___ Susan L Feld ________________
Its: ___Vice President_____________
Taxpayer Identification Number:

Acknowledged and Agreed:

MORGAN STANLEY CAPITAL I INC.	MORGAN STANLEY MORTGAGE LOAN TRUST 2007-4SL BY: LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE
___/s/ Val Kay___________________	___/s/ Susan L Feld________________
By: ____Val Kay____________________	By: ___ Susan L Feld________________
Its: __Vice President_______________	Its: ___Vice President_____________
Taxpayer Identification Number: 13-3969732

MORGAN STANLEY MORTGAGE CAPITAL INC.
___/s/Van Cushny__________________
By: _____Van Cushny_______________
Its: ____Vice President____________
Taxpayer Identification Number: 13-3208772

Schedule I

Specified Mortgage Loan Schedule

[see Schedule A to the Trust Agreement
on file with the Servicer and the Depositor]